Supplement dated April 28, 2020 to the following:

CompleteSM Variable Life Insurance, A Patented FutureSystem™ Life Model Design
to Prospectus dated May 1, 2012 as supplemented

CompleteSM Advisor Variable Life Insurance, A Patented FutureSystem™ Life Model Design
to Prospectus dated May 1, 2012 as supplemented

Important Note: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the portfolios available under your policy will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-796-3872. Your election to receive reports in paper will apply to all portfolios available under your policy.

AUDITOR UPDATE
Symetra Financial Corporation has made the decision to change accounting firms for the annual independent audit of Symetra Life Insurance Company and its registered separate accounts. On May 29, 2019, Symetra Financial Corporation, notified Ernst & Young LLP (“EY”) that its services as independent auditor will cease upon completion of the annual audits for Symetra Financial Corporation, its subsidiaries and their separate accounts for the fiscal year ending December 31, 2019. On the same day, Symetra Financial Corporation’s Audit Committee appointed KPMG LLP (“KPMG”) as its independent auditor to audit the financial statements of Symetra Financial Corporation and its subsidiaries and their separate accounts for the fiscal year ending December 31, 2020.
With regard to Symetra Life Insurance Company, no disagreements arose during the twenty-four (24) months preceding the termination of EY or during any subsequent period relating to any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or compliance with applicable rules of the Securities and Exchange Commission (SEC), which issues, if not resolved to the satisfaction of EY, would have caused EY to make reference to the disagreements in its reports for the fiscal years ended December 31, 2019, 2018 and 2017. EY’s reports for the fiscal years ended December 31, 2019, 2018 and 2017 did not contain any adverse opinions or a disclaimer of opinions and were not qualified or modified as to uncertainties, audit scope, or accounting principles. In addition, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K during fiscal years ended December 31, 2019, 2018 and 2017 and the subsequent interim period.
Symetra Life Insurance Company provided a copy of this disclosure, or similar disclosure, to EY for its review and requested that EY provide Symetra Life Insurance Company with a letter addressed to the SEC stating whether EY agrees with the statements made by Symetra Life Insurance Company in the Auditor Update section of Symetra Life Insurance Company’s Form S-1 (No. 333-225314) filed on March 27, 2020. A copy of that letter is filed as Exhibit 16 to that registration statement.
For the two most recent fiscal years, and any subsequent interim period prior to engaging KPMG, Symetra Life Insurance Company did not consult with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of Symetra Life Insurance Company and its registered separate accounts, and KPMG did not provide either a written report or oral advice to Symetra Life Insurance Company that was an important factor considered by Symetra Financial Corporation in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Vanguard VIF - Small Company Growth portfolio is only available to contract owners who have been continuously invested in it as of April 28, 2020.

On or about April 30, 2020, Invesco V.I. Mid Cap Growth Fund will be reorganized into Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund. As a result, all references to Invesco V.I. Mid Cap Growth Fund in the prospectus are replaced with Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund. The investment objective for the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund is to seek capital appreciation.

Due to the liquidation of the BNY Mellon VIF -- International Value Portfolio, all references to the BNY Mellon VIF -- International Value Portfolio in the prospectus are deleted.